                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /


Check the appropriate box:
 /X/  Preliminary proxy statement.      / /  Confidential, for use of the
 / /  Definitive proxy statement.            Commissioner only (as permitted by
 / /  Definitive additional materials.       Rule 14a-6(e)(2).
 / /  Soliciting material pursuant to
      Rule 14a-11(c) or Rule 14a-12.


                        GENERAL AMERICAN CAPITAL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

      /X/  No fee required.

      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
             (1) Title of each class of securities to which transaction applies: N/A
             (2) Aggregate number of securities to which transaction
                 applies: N/A
             (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
             (4) Proposed maximum aggregate value of transaction: N/A
             (5) Total fee paid: $0

      / /  Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
             (1) Amount Previously Paid: N/A
             (2) Form, Schedule or Registration Statement No.: N/A
             (3) Filing Party: N/A
             (4) Date Filed: N/A

                      [FORM OF INSURANCE COMPANY LETTER]

                   General American Life Insurance Company
                              700 Market Street
                          St. Louis, Missouri 63101

Kevin C. Eichner
President and Chief Executive Officer
                                                      July 16, 2001

Dear Policy/Contract Holder:

Metropolitan Life Insurance Company ("MetLife"), which indirectly owns General American Life Insurance Company, RGA Reinsurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, and Security Equity Life Insurance Company (the "Life Insurance Companies"), as well as various other subsidiaries, including Conning Corporation ("Conning"), plans to sell Conning to Swiss Re America Holding Corporation ("Swiss Re"). Conning Asset Management Company, a wholly owned subsidiary of Conning, currently serves as investment adviser to General American Capital Company (the "Company").

Because you have invested money, through your variable life insurance policy or variable annuity contract issued by one of the Life Insurance Companies, in one or more of the eight funds (the "Funds") that comprise the Company, you are entitled to instruct us how to vote the shares of each Fund attributable to your policy or contract. Voting of these shares will be conducted at a special meeting of shareholders (the "Meeting") to be held on August 21, 2001. To assist you in giving these instructions, we have enclosed the following:

                     (1) Notice of Special Meeting;
                     (2) Proxy Statement;
                     (3) Voting Instruction Form; and
                     (4) Postage-paid return envelope.

The Meeting is being held for the following purposes:

1. To approve a new investment advisory agreement with respect to each Fund between the Company and Conning Asset Management Company;

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please read the enclosed Notice of Special Meeting and the Proxy Statement for details about the Meeting.

July 16, 2001
Page 2



In order to be given effect at the Meeting, we must receive a properly executed Voting Instruction Form no later than August 17, 2001.

We will vote shares of each Fund underlying your policy or contract in accordance with voting instructions we have received on a timely basis. We have undertaken to vote the shares of each Fund for which no timely instructions are received, and the shares of each Fund that we may own on behalf of group pension customers, in the same proportion as dictated by the timely voting instructions that we have received. Voting Instruction Forms that are properly executed and returned but that have no voting specification, will be voted "for" each proposal.

Please complete, sign, and date the enclosed Voting Instruction Form and promptly return it in the enclosed postage-paid envelope. Your instructions and participation are very important, and we appreciate your return of the form as soon as possible.

Thank you for your cooperation.

                                        Very truly yours,



                                        ---------------------------------------
                                        Kevin C. Eichner
                                        President and Chief Executive Officer
                                        General American Life Insurance Company

                       GENERAL AMERICAN CAPITAL COMPANY

                              Money Market Fund
                               Bond Index Fund
                            Asset Allocation Fund
                             Managed Equity Fund
                              S&P 500 Index Fund
                             Mid-Cap Equity Fund
                            Small-Cap Equity Fund
                           International Index Fund

                              700 Market Street
                          St. Louis, Missouri 63101
                                (877) 882-5714


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                July 16, 2001

To the Shareholders of General American Capital Company:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of General American Capital Company (the "Company") will be held at 10:00 a.m., Central Time, on Tuesday August 21, 2001, at the home office of GenAmerica Financial Corporation, 700 Market Street, St. Louis, Missouri 63101, for the following purposes:

1. To consider and vote upon a proposal to approve a new investment advisory agreement between the Company, acting on behalf of each series of the Company (each, a "Fund"), and Conning Asset Management Company ("CAMC"), as discussed in the attached Proxy Statement.

2.   To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on June 29, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Currently, shares of the Company are offered to and held exclusively by separate accounts ("Separate Accounts") sponsored by General American Life Insurance Company ("General American") and other insurance companies affiliated with General American. These include RGA Reinsurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, and Security Equity Life Insurance Company.

As an owner or holder on the Record Date of a variable life insurance policy or a variable annuity contract funded by a Separate Account, however, you are entitled to give the sponsoring insurance company instructions on how to vote the shares of the Company held by the Separate

Account. The number of shares for which you are entitled to give voting instructions will be determined by the value of your participation in the Separate Account on the Record Date. Please refer to the accompanying Proxy Statement for more information about the proposal to be considered and acted upon at the Meeting or any adjournments. Your voting instructions are very important, regardless of the number of Fund shares attributable to your policy or contract. Please complete, date, sign, and return the enclosed Voting Instruction Form today in the enclosed postage-paid envelope.


                                        By Order of the Board of Directors

                                        /s/ Christopher A. Martin

                                        Christopher A. Martin
                                        Secretary

July 16, 2001

                       GENERAL AMERICAN CAPITAL COMPANY

                              Money Market Fund
                               Bond Index Fund
                            Asset Allocation Fund
                             Managed Equity Fund
                              S&P 500 Index Fund
                             Mid-Cap Equity Fund
                            Small-Cap Equity Fund
                           International Index Fund


                               PROXY STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 21, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Directors") of General American Capital Company (the "Company") for use at a Special Meeting of Shareholders of the Company and any adjournment thereof (the "Meeting") to be held at 10:00 a.m., Central Time, on Tuesday August 21, 2001, at the home office of GenAmerica Financial Corporation, 700 Market Street, St. Louis, Missouri 63101. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting in the manner provided below a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. We are mailing this Proxy Statement and its enclosures to shareholders beginning on or about July 16, 2001.

Only shareholders of record at the close of business on June 29, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. On the Record Date, _____________ shares of common stock representing interests in the Company were outstanding and entitled to vote at the Meeting. Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportional fractional vote for any fractional shares held.

At the Meeting, shareholders will be asked to act on the following Proposal:

1. To approve a new investment advisory agreement with respect to each series of the Company (each, a "Fund") between the Company and Conning Asset Management Company ("CAMC").

The Board of Directors of the Company, including a majority of those Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended, recommends that you vote "for" Proposal No. 1.

                                  PROPOSAL 1
                APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Description of the Transaction.

Metropolitan Life Insurance Company ("MetLife") has entered into a Stock Purchase Agreement, dated as of April 25, 2001 (the "Purchase Agreement"), by and among MetLife, Metlife CC Holding Company and Genam Holding Company (collectively, with MetLife, referred to herein as the "Seller"), Conning Corporation ("Conning"), and Swiss Re America Holding Corporation ("Swiss Re America"), pursuant to which the Seller will sell its direct and indirect ownership interests in Conning to Swiss Re America (the "Transaction"). The Transaction is expected to close on or about June 30, 2001 (the "Closing Date"). On the Closing Date, the Seller will transfer its entire interest in Conning to Swiss Re America.

CAMC, an indirect wholly owned subsidiary of Conning and a registered investment adviser which serves as adviser to the Funds, is expected to survive the Transaction with little change in its resources and services. The same personnel of CAMC primarily responsible for providing investment advisory services to and managing the Funds, therefore, are expected to continue to provide these services to the Funds after the Transaction.

Conning is a direct subsidiary of Genam Holding Company and MetLife CC Holding Company. MetLife CC Holding Company is a direct wholly owned subsidiary of MetLife. Genam Holding Company is a direct wholly owned subsidiary of General American Life Insurance Company, which, in turn, is a wholly owned subsidiary of GenAmerica Financial Corporation. GenAmerica Financial Corporation is a wholly owned subsidiary of MetLife, a New York life insurance company. MetLife, in turn, is a wholly owned subsidiary of MetLife, Inc., a publicly traded company and a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. As of December 31, 2000, MetLife, Inc. had total consolidated assets of $255.0 billion and equity of $16.4 billion. MetLife, Inc.'s principal executive offices are located at One Madison Avenue, New York, New York 10010-3690.

Swiss Re America is a direct wholly owned subsidiary of Swiss Reinsurance Company ("Swiss Re"), one of the world's leading reinsurers. Swiss Re is headquartered in Zurich, Switzerland, with over 70 offices in more than 30 countries. Swiss Re is rated "AAA" by Standard & Poor's, "Aaa" by Moody's, and "A+++" (superior) by A.M. Best. Swiss Re includes, among its numerous direct and indirect subsidiaries, Swiss Re Investors, Inc., a full service investment management firm that manages fixed-income investments and traded equity investments on behalf of Swiss Re and third parties, Swiss Re Capital Partners (US) Inc., which manages several private equity funds on behalf of Swiss Re and third parties, and Swiss Re New Markets Corporation, which provides underwriting, structured finance and credit solutions services to large corporate clients. Swiss Re currently owns indirectly 9.9% of the common stock of Sage Life Holdings, Inc., a company under common control with Sage Life, the Trust, and Sage. Swiss Re's principal executive offices are located at Mythenquai 50/60, 8022 Zurich, Switzerland.

Approval of the New Investment Advisory Agreement.

Each Fund's shareholders, voting separately, are being asked to vote for the approval of a new investment advisory agreement (the "New Agreement") between the Company and CAMC. The Board is seeking approval of the New Agreement to permit CAMC to continue to serve as investment adviser to each Fund after the Transaction. This is necessary because the current investment advisory agreement dated September 19th, 2000 (the "Current Agreement") may, as explained below, terminate automatically as a result of the Transaction. The Fund and CAMC intend to rely on Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act") to permit CAMC to continue to provide services to the Fund under the terms of an interim advisory agreement for a maximum period of 150 days following the Closing Date of the Transaction, as discussed below.

Conning's change in ownership resulting from the Transaction may be deemed to be an assignment of the Current Agreement within the meaning of the Investment Company Act. In the event of an assignment, as required by this Act, the Current Agreement terminates automatically. Accordingly, the New Agreement between CAMC and the Company, on behalf of the Funds, is proposed for approval by each Fund's shareholders to replace the Current Agreement. A form of the New Agreement is attached as Appendix A to this Proxy Statement. The New Agreement is identical to the Current Agreement in all material respects, including the advisory fees payable to, and the duties and responsibilities of, CAMC, except for the date of the Agreement. No change in the advisory fee rates is being proposed.

Representatives of Conning have advised the Company that currently no change is expected in investment advisory or other management personnel of CAMC in connection with the Transaction, and that it is currently anticipated that the same persons responsible for managing and advising the Funds under the Current Agreement will continue to be responsible for providing these services under the New Agreement. CAMC does not anticipate that the Transaction will cause any reduction in its resources or the quality of services now provided to the Funds under the terms of the Current Agreement, nor does CAMC anticipate that the Transaction will have any adverse effect on CAMC's ability to continue to fulfill its obligations to the Funds.

The Current Agreement is dated September 19, 2000, and was last approved by a vote of shareholders of the Managed Equity Fund, the Asset Allocation Fund, the Mid-Cap Equity Fund and the Small-Cap Equity Fund in connection with the appointment of State Street Research & Management Company as investment sub-adviser to these Funds. The Current Agreement was last approved by a vote of shareholders of the Money Market Fund, Bond Index Fund, S&P 500 Index Fund and International Index Fund on December 23, 1999 in connection with the sale of

GenAmerica Corporation (the predecessor of GenAmerica Financial Corporation), including its subsidiaries (Conning being listed among these subsidiaries) to MetLife.

The Board, including the directors who were not "interested persons" of the Funds within the meaning of the Investment Company Act (the "Independent Directors"), last approved the continuation of the Current Agreement at the Board meeting held on July 26, 2000.

At its June 27, 2001 meeting, the Board unanimously approved the New Agreement (and the Interim Agreement, as discussed below). In addition, the Board and the Independent Directors unanimously approved the submission of the New Agreement for approval by the shareholders of each Fund.

If a Fund's shareholders approve the New Agreement within 150 days after the Closing Date, the New Agreement will take effect on the date on which the shareholders of such Fund approve the New Agreement. If a Fund's shareholders should fail to approve the New Agreement within 150 days after the Closing Date, CAMC will provide investment advisory services to such Fund and be reimbursed for its actual out-of-pocket costs in connection with those services.

Terms of the New Agreement.

The terms of the New Agreement are the same in all material respects as those of the Current Agreement. The New Agreement requires CAMC to act as the investment adviser to and manager of the Company and, subject to the supervision of the Board, to manage the investment and reinvestment of the assets of each Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies and restrictions of the Fund. The New Agreement also requires CAMC to (1) perform investment research and evaluate financial data; (2) consult with, make recommendations to, and report regularly to the Board; and, (3) furnish requested information to appropriate regulatory authorities.

No advisory fees will increase for any Fund. The annual advisory fees under the New Agreement with respect to each Fund are listed in Appendix B to this Proxy Statement. Like the Current Agreement, the New Agreement provides that CAMC is not subject to liability to the Company for any act or omission in the course of, or connected with, rendering services under the New Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this Agreement.

The New Agreement will have an initial term of one year and, thereafter, will continue in effect from year to year, with respect to each Fund, provided that each such continuance is approved annually (1) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (2) by a majority of the Independent Directors.

The New Agreement may be terminated with respect to a Fund without penalty
(1) by the Board or by a majority vote of those persons having voting rights in respect of the Fund, upon sixty (60) days' written notice given to CAMC, or (2) by CAMC, upon sixty (60) days' written notice given to the Board. The New Agreement terminates automatically in the event of its "assignment," as that term is defined in the Investment Company Act.

Provision of Advisory Services under the Interim Advisory Agreement.

CAMC and each Fund intend to rely on Rule 15a-4 under the Investment Company Act to permit CAMC to continue to provide services to the Fund uninterrupted. CAMC will provide such services pursuant to the terms and conditions of an interim advisory agreement (the "Interim Agreement") for a term beginning on the Closing Date and ending on the earlier of (1) 150 days from the Closing Date, or (2) the date each Fund's shareholders approve or disapprove the New Agreement (the "Interim Period").

Under the terms of the Interim Agreement, CAMC will not receive any advisory fees during the Interim Period. Such fees instead will be paid into an interest-bearing escrow account maintained pursuant to the conditions of Rule 15a-4. The amount in the escrow account (including any interest earned) will be paid as follows: (1) if Fund shareholders approve the New Agreement by the end of the Interim Period, the entire amount will be paid to CAMC; or (2) if Fund shareholders do not approve the New Agreement by the end of the Interim Period, CAMC will be paid the lesser of (a) the actual out-of-pocket costs CAMC incurred in providing advisory services to that Fund during the Interim Period (plus interest earned on such amount while held in the escrow account), or (b) the total amount held in the escrow account (plus interest earned thereon), with any balance in the escrow account after this disbursement has been made being returned to the Fund. Before any such payment is made, the Board will be notified.

CAMC has agreed to take all appropriate measures to ensure that the scope and quality of investment advisory services provided under the terms of the Interim Agreement during the Interim Period will be at least equivalent, in the judgment of the Board, to the scope and quality of services CAMC provides under the Current Agreement.

Information about CAMC.

CAMC is the investment adviser for each of the Funds. CAMC was established in 1982. Its address is CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103-4105. CAMC is a wholly owned indirect subsidiary of Conning Corporation, which, in turn, is a wholly owned indirect subsidiary of MetLife. As of December 31, 2000, CAMC provided investment advice to 92 unaffiliated institutional accounts and to 27 affiliated institutional accounts. As of December 31, 2000, CAMC had approximately $21.9 billion of assets under its discretionary management.

Appendix C lists the directors and principal executive officers of CAMC. Appendix D lists the aggregate amount of investment advisory fees paid by each Fund to CAMC for the year ended December 31, 2000. Appendix E lists the aggregate amount of compensation paid by each Fund to General American Life Insurance Company, an affiliate of CAMC, for serving as the Funds' Administrator during the year ended December 31, 2000.

From time to time, CAMC receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to CAMC may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, CAMC may use such services for clients other than the specific Fund from which the related commissions are derived.

In addition to serving as investment adviser to the Company's eight Funds under the Current Agreement, CAMC serves as investment adviser or sub-adviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Company's Money Market Fund. Appendix F to this Proxy Statement lists the size of such other portfolios and the rate of compensation paid to CAMC.

Evaluation by the Board of Directors.

In determining whether or not to approve the Interim Agreement and New Agreement and to recommend approval of the New Agreement to shareholders, the Board of Directors, including the Independent Directors, considered various materials provided by and representations made by CAMC at its meeting held on June 27, 2001.

The Directors considered the following information, among other things: (1) CAMC's representation that the same persons responsible for the Funds' management under the Current Agreement are expected to continue to manage the Funds under the Interim and New Agreements; (2) the fact that the compensation to be received by CAMC under the Interim and New Agreements is expected to be the same as the compensation paid under the Current Agreement;
(3) CAMC's
representation that it will not seek to increase the rate of advisory fees paid by the Funds under the terms of the New Agreement for a period of at least two years from the date this Agreement is executed, if approved by shareholders; (4) the fact that the provisions of the Interim and New Agreements and Current Agreement are identical in all material respects (except, in the case of the Interim Agreement, for provisions required by Rule 15a-4); and (5) information provided by Swiss Re indicating that it has the resources and commitment to enhance the operation of CAMC in many ways, including the ability to engage and retain high-caliber investment personnel, the ability to add investment research capabilities, the ability to provide seed money for new funds, and the ability to enhance the quality of services provided to shareholders of the Funds.

In addition, the Board reviewed the determinations it reached with respect to the Current Agreement at the July 26, 2000 and October 27, 1999 Board meetings, including: (1) the nature and quality of the services rendered by CAMC under the Current Agreement; (2) the fairness of the compensation payable to CAMC under the Current Agreement; (3) the results achieved by CAMC for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of CAMC.

Based upon its review, the Board determined that (i) the scope and quality of services to be provided to the Funds under the Interim and New Agreements will be at least equivalent to the scope and quality of services provided under the Current Agreement, and (ii) approval of the Interim and New Agreements is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the Interim and New Agreements and voted to recommend the approval of the New Agreement by each Fund's shareholders.

Section 15(f) of the Investment Company Act.

MetLife and Swiss Re have agreed to use their best efforts to assure compliance with all regulatory provisions relating to the Transaction, including the conditions of Section 15(f) of the Investment Company Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated person thereof to receive any amount or benefit in connection with a transaction that results in a change in control of the investment adviser to an investment company as long as two conditions are met.

First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

Second, during the three-year period immediately following the change of control, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

The Board of Directors, including a majority of the independent directors, recommends that you vote "for" Proposal No. 1.

                                VOTING MATTERS

Voting Rights.

All shareholders of record of the Company at the close of business on June
29, 2001, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of common stock of the Company held on the Record Date, and each fractional share shall be entitled to a proportional fractional vote. The number of shares of the Company issued and outstanding as of the Record Date was ______, and the number of shares of each Fund outstanding and entitled to vote as of this date was:

              Money Market Fund             ____________ shares
              Bond Index Fund               ____________ shares
              Asset Allocation Fund         ____________ shares
              Managed Equity Fund           ____________ shares
              S&P 500 Index Fund            ____________ shares
              Mid-Cap Equity Fund           ____________ shares
              Small-Cap Equity Fund         ____________ shares
              International Index Fund      ____________ shares

Currently, all shares of the Company are held by separate accounts ("Separate Accounts") of General American and the following affiliated insurance companies in connection with the funding of variable life insurance policies and variable annuity contracts: RGA Reinsurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, and Security Equity Life Insurance Company. Under federal law, however, shares of the Company must be voted in accordance with instructions given by owners or holders of these policies or contracts who have made allocations to sub-accounts ("Sub-accounts") of a Separate Account that has investment objectives and policies corresponding with the investment objectives and policies of a particular Fund. For example, if you, as an owner or holder of a variable life insurance or variable annuity contract, have made an allocation to the Asset Allocation Sub-account of a Separate Account, you are entitled to give instructions as to how shares of the Asset Allocation Fund held by the Asset Allocation Sub-account should be voted. The number of shares as to which you may give voting instructions is determined by the number of full and fractional shares of each Fund held by a Sub-account with respect to your particular policy or contract.

In general, for your voting instructions to be acknowledged, they must be timely received as provided herein. Shares of a Fund for which no timely instructions are received, and any shares owned by Separate Accounts funding qualified plans, will be voted by the insurance company sponsoring the related Separate Account in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting Instruction Forms that are properly executed and returned but that have no voting designation with respect to Proposal 1 will be voted "For" the proposal. Voting instructions may be revoked at any time prior to close of business on August 17, 2001 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to your insurance company.

VOTE REQUIRED.

Shareholders of each Fund must separately approve the New Agreement on behalf of that Fund. Approval of Proposal No. 1 by a Fund requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

A majority of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal, will vote against any adjournments those proxies required to be voted against the Proposal, and will not vote any proxies that direct them to abstain from voting on Proposal 1.

To the knowledge of management of the Company, as of the Record Date, no director of the Company owned more than 1% of the outstanding shares of any

Fund, and the officers and directors of the Company, as a group, own no more than 1% of the shares of each Fund.

Appendix G to this Proxy Statement lists the persons that, to the knowledge of the Company, beneficially owned more than 5% of the outstanding shares of any Fund as of the Record Date.

                            ADDITIONAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING.

The Company's Board of Directors does not know of any matters to be presented at the Meeting other than that described in this Proxy Statement. However, if other business should properly come before the Meeting with respect to which the Company did not have notice of reasonable time prior to the mailing of this Proxy Statement, the proxy holders will vote thereon in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

The Company does not intend to hold annual meetings of shareholders except to the extent such meetings are required under the Investment Company Act or state law. Any shareholder wishing to recommend a proposal for inclusion in the proxy statement for a subsequent shareholder meeting should send the written proposal to the Company at its principal office within a reasonable time before such meeting.

EXPENSES

Conning, or an entity controlling, controlled by, or under common control with Conning, will pay the Funds' expenses in connection with this Notice, Proxy Statement and Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

July 16, 2001

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2000 (THE "ANNUAL REPORT"). REQUESTS FOR COPIES OF THE ANNUAL REPORTS SHOULD BE DIRECTED TO THE COMPANY AT THE ADDRESS STATED AT THE BEGINNING OF THIS PROXY STATEMENT OR BY TELEPHONE AT
(877) 882-5714.

                                  APPENDIX A
                                  ----------

                    FORM OF INVESTMENT ADVISORY AGREEMENT
                                BY AND BETWEEN
                       GENERAL AMERICAN CAPITAL COMPANY
                     AND CONNING ASSET MANAGEMENT COMPANY


INVESTMENT ADVISORY AGREEMENT made as of the ______ day of August, 2001, by and between GENERAL AMERICAN CAPITAL COMPANY (the "Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY (the "Adviser"), a Missouri corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                        ARTICLE I - Advisory Services
                                    -----------------

The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company ("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

A.    Duties of Adviser. In carrying out its obligations to manage the
      -----------------
investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

      (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Company's prospectus, as amended from time to time;

      (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

      (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other Company property, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

      (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with the management of the assets of the Funds; and

      (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that Funds that support variable insurance operations are being conducted in accordance with applicable laws and regulations.

B.    Employment of Sub-Adviser(s). The Adviser shall have the authority to
      ----------------------------
employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

C.    Limitations on Advisory Services. The Adviser shall perform the services
      --------------------------------
under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, each as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect, and the Company agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

                  ARTICLE II - Compensation of the Adviser
                               ---------------------------

A.    Investment Advisory Fee. As compensation for its services to the Company,
      -----------------------
the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

Money Market Fund                              0.125 Percent
-----------------

Bond Index Fund                                0.25 Percent
---------------

S&P 500 Index Fund                             0.10 Percent       up to $500 million
------------------                             0.08 Percent       over $500 million but up to $750 million
                                               0.05 Percent       over $750 million

Asset Allocation Fund                          0.50 Percent
---------------------

Provided that effective January 6, 2002, the advisory fees shall be:
                                               0.55 Percent       up to $500 million
                                               0.45 Percent       over $500 million but up to $1 billion
                                               0.40 Percent       over $1 billion

Small-Cap Equity Fund                          0.75 Percent       up to $250 million
---------------------                          0.65 Percent       over $250 million but up to $750 million
                                               0.60 Percent       over $750 million

Managed Equity Fund                            0.40 Percent       up to $10 million
-------------------                            0.30 Percent       over $10 million but up to $30 million
                                               0.25 Percent       over $30 million

Provided that effective January 6, 2002, the advisory fees shall be:
                                               0.50 Percent       up to $250 million
                                               0.45 Percent       over $250 million but up to $750 million
                                               0.35 Percent       over $750 million

International Index Fund                       0.50 Percent       up to $10 million
------------------------                       0.40 Percent       over $10 million but up to $20 million
                                               0.30 Percent       over $20 million

Mid-Cap Equity Fund                            0.55 Percent       up to $10 million
-------------------                            0.45 Percent       over $10 million but up to $20 million
                                               0.40 Percent       over $20 million

Provided that effective January 6, 2002, the advisory fees shall be:
                                               0.55 Percent       up to $250 million
                                               0.50 Percent       over $250 million but up to $750 million
                                               0.45 Percent       over $750 million

B.    Allocation of Expenses. The Adviser shall be responsible for payment of
      ----------------------
all expenses it may incur in performing the services set forth in Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

                ARTICLE III - Fund Transactions and Brokerage
                              -------------------------------

The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                   ARTICLE IV - Activities of the Adviser
                                -------------------------

The services of the Adviser to the Company under this Agreement are not to be deemed exclusive, and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that the Company's directors, officers, employees and shareholders are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts.

Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

                 ARTICLE V - Effectiveness of the Agreement
                             ------------------------------

This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved specifically for such Fund by the Board and its shareholder(s), as required, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                     ARTICLE VI - Term of the Agreement
                                  ---------------------

As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

As to each Fund of the Company, this Agreement:

             (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

             (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

             (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

             (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                         ARTICLE VII - Recordkeeping
                                       -------------

The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five (5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. The Adviser will keep any information obtained in the course of performing under this Agreement in confidence and will not use such information for its own benefit nor disclose it except as authorized by the Company or as required by regulatory authorities having jurisdiction.

                   ARTICLE VIII - Liability of the Adviser
                                  ------------------------

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in
Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                         ARTICLE IX - Governing Law
                                      -------------

While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Attest:                                GENERAL AMERICAN CAPITAL COMPANY

                                       By:
----------------------------------          -----------------------------------
Christopher A. Martin, Secretary            Matthew P. McCauley, President



Attest:                                CONNING ASSET MANAGEMENT COMPANY

                                       By:
----------------------------------          -----------------------------------
                       , Secretary          Paul W. Kopsky, Ex. Vice President
-----------------------                     and Chief Financial Officer


                                            -----------------------------------
                                            James L. Lipscomb, President
                                            and Chief Executive Officer

                                  APPENDIX B
                                  ----------

                         RATE OF COMPENSATION EARNED
                     BY CONNING ASSET MANAGEMENT COMPANY
                 UNDER CURRENT INVESTMENT ADVISORY AGREEMENT

For its services to the Funds, Conning Asset Management Company charges a fee which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the Fund's net assets, are:

Money Market Fund                  0.125 Percent
Bond Index Fund                    0.25 Percent
Asset Allocation Fund              0.50 Percent

The fee charged the International Index Fund, the Mid-Cap Equity Fund, and the Managed Equity Fund is stated as a series of annual percentages of the average daily value of each Fund's net assets. The percentages decrease with respect to a Fund's assets above certain amounts, as follows:


FUND                      ASSETS                         PERCENTAGE
----                      ------                         ----------
International Index       First $10 million              0.50 percent
Fund                      Next $10 million               0.40 percent
                          Balance over $20 million       0.30 percent

Mid-Cap Equity Fund       First $10 million              0.55 percent
                          Next $10 million               0.45 percent
                          Balance over $20 million       0.40 percent

Managed Equity Fund       First $10 million              0.40 percent
                          Next $20 million               0.30 percent
                          Balance over $30 million       0.25 percent

S&P 500 Index Fund        First $500 million             0.10 Percent
                          Next $250 million              0.08 Percent
                          Balance over $750 million      0.05 Percent

Small-Cap Equity Fund     First $250 million             0.75 Percent
                          Next 250 million               0.65 Percent
                          Balance over $750 million      0.60 Percent

Effective January 6, 2002, the fee charged the Asset Allocation Fund, the Managed Equity Fund, and the Mid-Cap Equity Fund will increase to the following amounts:

Asset Allocation Fund     First $500 million             0.55 Percent
                          Next $500 million              0.45 Percent
                          Balance over $1 billion        0.40 Percent

Managed Equity Fund       First $250 million             0.50 Percent
                          Next 500 million               0.45 Percent
                          Balance over $750 million      0.35 Percent

Mid-Cap Equity            First $250 million             0.55 Percent
                          Next $500 million              0.50 Percent
                          Balance over $750 million      0.45 Percent

                                          APPENDIX C
                                          ----------

                             DIRECTORS AND KEY EXECUTIVE OFFICERS
                             OF CONNING ASSET MANAGEMENT COMPANY


                          Position with
                          Conning Asset
Name and Address*         Management Company                  Principal Occupation
----------------          ------------------                  --------------------
James L. Lipscomb         President, Chief Executive          President, Chief Executive Officer
                          Officer and Director                and Director of Conning Corporation;
                                                              President and Chief Executive Officer
                                                              of Conning Inc.; Senior Vice
                                                              President of Metropolitan Life
                                                              Insurance Company

Paul W. Kopsky, Jr.       Executive Vice President, Chief     Executive Vice President and CFO of
                          Financial Officer, and Director     Conning Corporation; Executive Vice
                                                              President, CFO and Director of
                                                              Conning, Inc.; Executive Vice
                                                              President and CFO of Conning &
                                                              Company; Treasurer and Controller of
                                                              Conning Mortgage Investment Trust,
                                                              Inc.

Frank D. Campbell         Executive Vice President and        Conning Asset Management Company
                          Director

John B. Clinton           Executive Vice President            Executive Vice President of Conning
                                                              Corporation; Executive Vice President
                                                              of Conning & Company

Michael D. McLellan       Executive Vice President            Executive Vice President of Conning
                                                              Corporation; President and Director
                                                              of White Oak Royalty Company;
                                                              Director of Conning Mortgage
                                                              Investment Trust, Inc.

                                     C-1


Richard S. Collins        Interim General Counsel             General Counsel of Metropolitan Life
                                                              Insurance Company, 1/96 to Present.

Richard L. Sega           Senior Vice President and           President of Charter Oak Capital
                          Chief Investment Officer            Company, Inc., 4/96 to 12/00.

---------------------
* The address of Messrs. Kopsky, Campbell and McLellan is 700 Market Street, St. Louis, MO 63101. The address of Messrs. Lipscomb, Clinton and Sega is CityPlace II, 185 Asylum St., Hartford, CT 06103-4105. The address of Mr. Collins is One Madison Avenue, New York, NY 10010.

                                  APPENDIX D
                                  ----------

                  AGGREGATE AMOUNT OF INVESTMENT ADVISORY FEES
            CHARGED TO EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
                       BY CONNING ASSET MANAGEMENT COMPANY
                      FOR THE YEAR ENDED DECEMBER 31, 2000


      Money Market Fund               $  302,082
      Bond Index Fund                    225,234
      Asset Allocation Fund              784,031
      Managed Equity Fund                170,111
      S&P 500 Index Fund               1,661,119
      Mid-Cap Equity Fund                 52,148
      Small-Cap Equity Fund              283,070
      International Index Fund            60,954

                                  APPENDIX E
                                  ----------

                     AGGREGATE AMOUNT OF COMPENSATION EARNED
               FROM EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
                   BY GENERAL AMERICAN LIFE INSURANCE COMPANY
                       UNDER MANAGEMENT SERVICES AGREEMENT
                     DURING THE YEAR ENDED DECEMBER 31, 2000


      Money Market Fund              $________
      Bond Index Fund                 ________
      Asset Allocation Fund           ________
      Managed Equity Fund             ________
      S&P 500 Index Fund              ________
      Mid-Cap Equity Fund             ________
      Small-Cap Equity Fund           ________
      International Index Fund        ________

                                  APPENDIX F
                                  ----------

                 OTHER REGISTERED INVESTMENT COMPANY PORTFOLIOS,
    ADVISED OR SUBADVISED BY CONNING ASSET MANAGEMENT COMPANY ("CAMC"), WITH
            INVESTMENT OBJECTIVE SIMILAR TO THE MONEY MARKET FUND OF
                GENERAL AMERICAN CAPITAL COMPANY (THE "COMPANY")

        Name of Company                                              CAMC's Rate of
         and Portfolio              CAMC's Role      Net Assets       Compensation
         -------------              -----------      ----------       ------------
Sage Life Investment Trust          Sub-Adviser      $2,894,000          0.15%
-- Money Market Fund                                 (12/31/00)         per year

Mercantile Mutual Funds, Inc.       Sub-Adviser     $196,900,804         0.15%
-- Conning Money Market Portfolio                    (10/31/00)         per year


                                  APPENDIX G
                                  ----------

                   BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT
                        OF THE SERIES OF SHARES ISSUED BY
                        GENERAL AMERICAN CAPITAL COMPANY
                            WITH RESPECT TO EACH FUND


As of June 29, 2001, to the knowledge of management of General American Capital Company (the "Company"), no person owned beneficially more than five percent (5%) of the outstanding shares of any series of the Company's common stock, except as indicated below:


          Fund                  Name and Address*        Number of Shares   Percentage of Series
          ----                  ----------------         ----------------   --------------------
S&P 500 Index Fund         General American Life
                           Insurance Company              --------------           -----%

Money Market Fund          General American Life
                           Insurance Company              --------------           -----%
                           Security Equity Life
                           Insurance Company              --------------           -----%
                           MetLife Investors Insurance
                           Company                        --------------           -----%

Bond Index Fund            General American Life
                           Insurance Company              --------------           -----%

Managed Equity Fund        General American Life
                           Insurance Company              --------------           -----%

Asset Allocation Fund      General American Life
                           Insurance Company              --------------           -----%
                           RGA Reinsurance Company
                                                          --------------           -----%
International Index Fund   General American Life
                           Insurance Company              --------------           -----%

Mid-Cap Equity Fund        General American Life
                           Insurance Company              --------------           -----%

Small-Cap Equity Fund      General American Life
                           Insurance Company              --------------           -----%



                                     G-1



*    Addresses:

     General American Life Insurance Company
     700 Market Street
     St. Louis, Missouri 63101

     Security Equity Life Insurance Company
     84 Business Park Drive, Suite 303
     Armonk, New York 10504

     MetLife Investors Insurance Company
     One Tower Lane Suite 3000
     Oakbrook Terrace, Illinois 60181-4644

     RGA Reinsurance Company
     1370 Timberlake Manor Parkway
     Chesterfield, Missouri 63017

GENERAL AMERICAN CAPITAL COMPANY    VOTING INSTRUCTIONS SOLICITED FOR A SPECIAL
                                    MEETING OF SHAREHOLDERS ON AUGUST 21, 2001

Name of policy/contract holder
Address
City, ST 00000


     Your policy or contract (no. ________) entitles you to give voting instructions as to the following numbers of shares of General American Capital Company (the "Company"):

Money Market Fund          XXX.XXX      S&P 500 Index Fund             XXX.XXX
Bond Index Fund            XXX.XXX      Mid-Cap Equity Fund            XXX.XXX
Asset Allocation Fund      XXX.XXX      Small-Cap Equity Fund          XXX.XXX
Managed Equity Fund        XXX.XXX      International Index Fund       XXX.XXX

     PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil; do not use red ink. Voting instructions must be received by ___________________ Insurance Company no later than August 17, 2001 at 5:00 p.m. local time to be included in the tally of timely voting instructions.

     I hereby instruct _________________ Insurance Company to vote the shares of the Company as to which I am entitled to give instructions at a special meeting ("Meeting") of the shareholders of the Company to be held at the home office of GenAmerica Financial Corporation, located at 700 Market Street, St. Louis, Missouri 63101, on Tuesday August 21, 2001 at 10:00 a.m. Central Time, and at any adjournment thereof, in the manner directed below.

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated July 16, 2001, which describes each of the proposals to be presented at the Meeting.

     THE BOARD OF DIRECTORS OF GENERAL AMERICAN CAPITAL COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO
     ---
SPECIFICATION IS MADE AS TO PROPOSAL 1, THIS INSTRUCTION WILL BE VOTED "FOR" THE PROPOSAL.

     1. To approve or disapprove a new Investment Advisory Agreement between General American Capital Company and Conning Asset Management Company with respect to the following Funds:

                                                                  For       Against     Abstain
                                                                  ---       -------     -------
                 Money Market Fund.......................         [ ]         [ ]         [ ]
                 Bond Index Fund.........................         [ ]         [ ]         [ ]
                 Asset Allocation Fund...................         [ ]         [ ]         [ ]
                 Managed Equity Fund.....................         [ ]         [ ]         [ ]
                 S&P 500 Index Fund......................         [ ]         [ ]         [ ]
                 Mid-Cap Equity Fund.....................         [ ]         [ ]         [ ]
                 Small-Cap Equity Fund...................         [ ]         [ ]         [ ]
                 International Index Fund................         [ ]         [ ]         [ ]


         (Please record your vote on Proposal No. 1 for those Funds as to which you are entitled to give instructions.)

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Date:
     --------------------                    ----------------------------------
                                             Policy/Contract Holder Signature

     Signature should be exactly as the policy/contract holder's name appears atop this Form. If a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) is signing this Form on behalf of the policy/contract holder, the fiduciary's signature must be followed by his or her full title.

     These voting instructions may be revoked by arranging for later-dated signed voting instructions to be received by __________________ Insurance Company no later than August 17, 2001 at 5:00 p.m. local time.